UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2018

OPIANT PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38193	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

201 Santa Monica Boulevard, Suite 500 Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 598 5410
Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⁬☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁬☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁬☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁬☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On December 21, 2018, Opiant Pharmaceuticals, Inc. (the “Company”) entered into an exclusive global licensing agreement (“License”) with Sanofi (NYSE:SNY), a French corporation (“Sanofi”), for the development and commercialization of Sanofi’s compound AVE1625 (drinabant) for the treatment of acute cannabinoid overdose (“ACO”). ACO is most often linked to the ingestion of “edibles” containing large quantities of tetrahydrocannabinol (“THC”) and synthetic cannabinoids that are more potent and less expensive than marijuana. Edibles, sold as brownies, cookies and candies, pose particular risks for children, who often consume these by accident. The Company intends to develop drinabant, a cannabinoid CB-1 receptor antagonist, as an injectable for administration in an emergency department setting.
Under the terms of the License, the Company will pay Sanofi an upfront fee of $500,000, with any further payments contingent upon the Company achieving certain clinical, regulatory and sales milestones. The Company will assume all development and commercial responsibilities related to drinabant.
A copy of the License is attached to this Current Report on Form 8-K and is incorporated herein by reference. The description of the License provided herein is qualified in its entirety by reference to the terms of the License as set forth in Exhibit 10.1.
On December 26, 2018, the Company issued a press release announcing the entry into the License. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

10.1**	License Agreement between the Company and Sanofi dated December 21, 2018.
99.1	Press Release dated December 26, 2018.

** Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OPIANT PHARMACEUTICALS, INC.
Dated: December 28, 2018        By:        /s/ David D. O'Toole
Name: David D. O’Toole
Title:  Chief Financial Officer

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